                                                                    EXHIBIT 99.1


                             BOSTON PROPERTIES, INC.
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2001

                             BOSTON PROPERTIES, INC.
                               First Quarter 2001

                                      INDEX


                                                                          Page
                                                                          ----
Company Background                                                           3
Investor Information                                                       4-5
Financial Highlights                                                         6
Consolidated Balance Sheets                                                  7
Consolidated Income Statements                                               8
Funds From Operations                                                        9
Financial Ratios                                                            10
Capital Structure                                                           11
Debt Analysis                                                            12-14
Joint Ventures                                                              15
Portfolio Overview-Square Footage                                           16
Property Listing                                                         17-20
Top 20 Tenants                                                              21
Portfolio Overview-FFO                                                      22
Occupancy Analysis                                                          23
Office Properties-Lease Expiration Roll Out                                 24
Office/Technical Properties-Lease Expiration Roll Out                       25
Industrial Properties-Lease Expiration Roll Out                             26
Grand Total - Office, Office/Technical and Industrial Properties            27
Boston Area Lease Expiration Roll Out                                       28
Washington DC Area Lease Expiration Roll Out                                29
San Francisco Area Lease Expiration Roll Out                                30
New York Area Lease Expiration Roll Out                                     31
Princeton Area Lease Expiration Roll Out                                    32
Other Area Lease Expiration Roll Out                                        33
Hotel Performance                                                           34
Same Property Performance                                                   35
"In-Service" Property Performance                                           36
Capital Expenditures                                                        37
Value Creation Pipeline - Acquisitions/Dispositions                         38
Value Creation Pipeline - Development                                       39
Value Creation Pipeline - Land Parcels                                      40

                             BOSTON PROPERTIES, INC.
                               First Quarter 2001

                               COMPANY BACKGROUND

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30, 1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares. On October 31, 2000, Boston Properties successfully completed an additional public offering resulting in 17,110,000 shares (including the underwriters' over-allotment) being sold at $39.0625 per share for a total offering of $668,359,000.

Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of Greater Boston, Greater Washington, DC, and midtown Manhattan.

Since the Company's initial offering in June 1997, the Company has acquired 46 properties adding approximately 16.1 million square feet to its portfolio, representing an investment of approximately $3.9 billion, and the Company has delivered 24 development properties adding approximately 3.6 million square feet to its portfolio, representing an investment of approximately $496.8 million. In addition, the Company is constructing 15 office properties for a total anticipated investment of approximately $1.9 billion. The Company owns or controls land where it can develop an additional 9.6 million square feet.

                             BOSTON PROPERTIES, INC.
                               First Quarter 2001

                              INVESTOR INFORMATION
                              --------------------

                              800 Boylston Street
                                Boston, MA 02199
                                 (617) 236-3300
                              (617) 536-5087 (fax)

Mortimer B. Zuckerman    Chairman of the Board
Edward H. Linde          President, Chief Executive Officer and Director
Robert E. Burke          Executive Vice President, Operations
Douglas T. Linde         Senior Vice President, Chief Financial Officer
                         and Treasurer
Elaine M. Quinlan        Director of Investor Relations

                                     TIMING
                                     ------

Quarterly results for 2001 will be announced according to the following anticipated schedule:

          Second Quarter                                Early August
          Third Quarter                                 Early November
          Year End                                      Early February

                             BOSTON PROPERTIES, INC.
                               First Quarter 2001

                          COMMON STOCK DATA (NYSE:BXP)

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics (based on New York Stock Exchange closing prices):

                                                                                      1st Quarter 2001      1st Quarter 2000
                                                                                      ----------------      ----------------
High Price                                                                                $    43.3125          $    32.3750
Low Price                                                                                 $    37.9200          $    29.8125
Closing Price                                                                             $    38.4500          $    31.8125
Dividends per share - annualized                                                          $       2.12          $       1.80
Closing dividend yield - annualized                                                               5.51%                 5.66%
Closing shares, common units and preferred units (if converted) outstanding (thousands)        124,240               105,341
Closing market value of shares and units outstanding (thousands)                          $  4,777,028          $  3,351,161

                             BOSTON PROPERTIES, INC.
                               First Quarter 2001

                              FINANCIAL HIGHLIGHTS
                          (unaudited and in thousands)

                                                                                   Three Months Ended
                                                              -------------------------------------------------------------
                                                              March 31, 2001          March 31, 2000               % Change
                                                              --------------          --------------               --------
Income Items:
------------

Revenue                                                        $    233,456            $    210,254                 11.04%
Net Income available to common shareholders                    $     45,607            $     30,977                 47.23%
Funds from Operations before derivative losses,
     net (SFAS No.133)                                         $     95,675            $     73,946                 29.38%
Company's share (80.22% and 73.89%, respectively)              $     79,201            $     54,641                 44.95%
Funds from Operations before derivative losses,
     net (SFAS No.133) per share - basic                       $       0.89            $       0.80                 10.67%
Funds from Operations before derivative losses,
     net (SFAS No.133) per share - diluted                     $       0.85            $       0.78                  8.78%
Dividends per share                                            $       0.53            $       0.45                 17.78%

Ratios:
------

Interest Coverage Ratio                                                3.26                    2.53                 28.94%
Dividend Payout Ratio                                                 62.46%                  57.70%                 8.26%


                                                              March 31, 2001       December 31, 2000               % Change
                                                              --------------       -----------------               --------
Capitalization:
--------------

Total Debt                                                     $  3,450,347            $  3,414,891                  1.04%

Total Common Shares Outstanding @ Quarter End                        89,701                  86,630                  3.54%
Total Preferred Shares Outstanding @ Quarter End
  (if converted)                                                      2,625                   2,625                  0.00%
Total Common Units Outstanding @ Quarter End                         20,903                  23,862                -12.40%
Total Preferred Units Outstanding @ Quarter End
  (if converted)                                                     11,011                  11,021                 -0.09%
Price @ Quarter End                                            $    38.4500            $    43.5000                -11.61%
Equity Value @ Quarter End                                     $  4,777,028            $  5,400,003                -11.54%
Total Market Capitalization                                    $  8,227,375            $  8,814,894                 -6.67%
Debt/Total Market Capitalization                                      41.94%                  38.74%                 8.25%

                             BOSTON PROPERTIES, INC.
                               First Quarter 2001

                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                                 March 31, 2001          December 31, 2000
                                                                                ----------------         -----------------
   ASSETS                                                                       (unaudited)
   ------
Real estate                                                                          $ 5,280,149               $ 5,188,296
Development in progress                                                                  881,274                   817,478
Land held for future development                                                         123,232                   107,005
       Less accumulated depreciation                                                    (616,620)                 (586,719)
                                                                                ----------------          ----------------
       Total real estate                                                               5,668,035                 5,526,060
Cash and cash equivalents                                                                241,819                   280,957
Escrows                                                                                   29,861                    85,561
Investments in securities                                                                  6,060                     7,012
Tenant and other receivables, net                                                         24,443                    26,852
Accrued rental income, net                                                                97,657                    91,684
Deferred charges, net                                                                     76,209                    77,319
Prepaid expenses and other assets                                                         73,539 (1)                41,154
Investments in joint ventures                                                             92,456                    89,871
                                                                                ----------------          ----------------
          Total assets                                                               $ 6,310,079               $ 6,226,470
                                                                                ================          ================

   LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Mortgage notes and bonds payable                                                  $ 3,450,347               $ 3,414,891
   Unsecured line of credit                                                                    -                         -
   Accounts payable and accrued expenses                                                  58,542                    57,338
   Dividends and distributions payable                                                    71,917                    71,274
   Interest rate contracts                                                                19,774                         -
   Accrued interest payable                                                                8,127                     5,599
   Other liabilities                                                                      56,943                    51,926
                                                                                ----------------          ----------------
       Total liabilities                                                               3,665,650                 3,601,028
                                                                                ----------------          ----------------

Commitments and contingencies                                                                  -                         -
                                                                                ----------------          ----------------

Minority interest in Operating Partnership                                               821,575                   877,715
                                                                                ----------------          ----------------

Series A Convertible Redeemable Preferred Stock, liquidation preference
   $50.00 per share, 2,000,000 shares issued and outstanding                             100,000                   100,000
                                                                                ----------------          ----------------

Stockholders' Equity:
   Excess stock, $.01 par value, 150,000,000 shares
       authorized, none issued or outstanding                                                  -                         -
   Common stock, $.01 par value, 250,000,000 shares authorized,
       89,701,122 and 86,630,089 issued and outstanding, respectively                        897                       866
   Additional paid-in capital                                                          1,759,714                 1,673,349
   Dividends in excess of earnings                                                       (15,829)                  (13,895)
   Deferred compensation                                                                  (2,531)                     (848)
   Accumulated other comprehensive loss                                                  (19,397)                  (11,745)
                                                                                ----------------          ----------------
       Total stockholders' equity                                                      1,722,854                 1,647,727
                                                                                ----------------          ----------------
          Total liabilities and stockholders' equity                                 $ 6,310,079               $ 6,226,470
                                                                                ================          ================

(1) Includes $36.25 million deposit for the future acquisition of the Citigroup Center.

                             BOSTON PROPERTIES, INC.
                               First Quarter 2001

                         CONSOLIDATED INCOME STATEMENTS
                          (unaudited and in thousands)

                                                                                                   Three Months Ended
                                                                                      --------------------------------------------
                                                                                          31-Mar-01      31-Mar-00       % Change
                                                                                       ------------   ------------    -----------
Revenue:
     Rental
        Base Rent (1)                                                                     $ 185,691      $ 170,337           9.01%
        Recoveries from tenants                                                              26,178         23,336          12.18%
        Parking and other                                                                    13,746         13,008           5.67%
                                                                                       ------------   ------------    -----------
             Total rental revenue                                                           225,615        206,681           9.16%
     Development and management services                                                      3,397          2,863          18.65%
     Interest and other                                                                       4,444            710         525.92%
                                                                                       ------------   ------------    -----------
             Total revenue                                                                  233,456        210,254          11.04%
                                                                                       ------------   ------------    -----------

Expenses:
     Operating                                                                               70,343         65,177           7.93%
     General and administrative                                                               9,950          7,408          34.31%
     Interest (2)                                                                            47,853         55,215         -13.33%
     Depreciation and amortization                                                           34,740         32,231           7.78%
                                                                                       ------------   ------------    -----------
        Total expenses                                                                      162,886        160,031           1.78%
                                                                                       ------------   ------------    -----------
Income before derivative losses, net (SFAS No. 133), minority interests and income
     from unconsolidated joint ventures                                                      70,570         50,223          40.51%
Derivative losses, net (SFAS No. 133)                                                        (3,055)             -           -
Minority interest in property partnership                                                      (255)          (196)         30.10%
Income from unconsolidated joint ventures                                                     1,127            145         677.24%
                                                                                       ------------   ------------    -----------
Income before preferred distribution and minority interest in Operating Partnership          68,387         50,172          36.31%
Minority interest in Operating Partnership (3)                                              (19,024)       (17,552)          8.39%
                                                                                       ------------   ------------    -----------
Income before gain on sale of real estate                                                    49,363         32,620          51.33%
Gain on sale of real estate, net of minority interest                                         4,654              -              -
                                                                                       ------------   ------------    -----------
Income before cumulative effect of a change in accounting principle                          54,017         32,620          65.59%
Cumulative effect of a change in accounting principle, net of minority interest              (6,767)             -              -
                                                                                       ------------   ------------    -----------
Net income before preferred dividend                                                         47,250         32,620          44.85%
Preferred dividend                                                                           (1,643)        (1,643)          0.00%
                                                                                       ------------   -------------   -----------
Net income available to common shareholders                                               $  45,607      $  30,977          47.23%
                                                                                       ============   ============    ===========


INCOME PER SHARE OF COMMON STOCK
     Net income available to common shareholders per share - basic                        $    0.51      $    0.46          10.87%
                                                                                       ============   ============    ===========
     Net income available to common shareholders per share - diluted                      $    0.50      $    0.45          11.11%
                                                                                       ============   ============    ===========

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $6,035 and $2,841 for the three months ended March 31, 2001 and 2000, respectively.

(2) Excludes capitalized interest of $16,098 and $8,464 for the three months ended March 31, 2001 and 2000, respectively.

(3) Equals minority interest percent of 19.78% and 26.11%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                             BOSTON PROPERTIES, INC.
                               First Quarter 2001

                              FUNDS FROM OPERATIONS
                   (in thousands, except for per share amounts)
                                   (unaudited)


                                                                                                     Three Months Ended
                                                                                     -----------------------------------------------

                                                                                              31-Mar-01   31-Mar-00      % Change
                                                                                              ---------   ---------      --------
Income from operations before derivative losses, net (SFAS No. 133),
 minority interests and income from unconsolidated joint ventures                              $ 70,570     $50,223         40.51%
   Add:
      Real estate depreciation and amortization (1)                                              35,557      32,052         10.94%
      Income from unconsolidated joint ventures                                                   1,127         145        677.24%
   Less:
      Derivative losses, net (SFAS No. 133)                                                       3,055           -             -
      Minority property partnership's share of funds from operations                                303         224         35.27%
      Preferred dividends and distributions                                                       8,221       8,250         -0.35%
                                                                                             ----------   ---------    ----------
   Funds from Operations                                                                         95,675      73,946         29.38%
   Add:
      Derivative losses, net (SFAS No. 133)                                                       3,055           -             -
                                                                                             ----------   ---------    ----------
   Funds from Operations before derivative losses, net (SFAS No. 133)                          $ 98,730     $73,946         33.52%
                                                                                             ==========   =========    ==========
   Funds from Operations available to common shareholders before derivative
    losses, net (SFAS No. 133) (2)                                                             $ 79,201     $54,641         44.95%
                                                                                             ==========   =========    ==========
   Funds from Operations per share before derivative losses, net (SFAS No. 133) - basic        $   0.89     $  0.80         10.67%
                                                                                             ==========   =========    ==========
      Weighted average shares outstanding - basic                                                88,688      67,943         30.53%
                                                                                             ==========   =========    ==========
   Funds from Operations per share before derivative losses, net (SFAS No. 133) - diluted      $   0.85     $  0.78          8.97%
                                                                                             ==========   =========    ==========
   Funds from Operations per share after derivative losses, net (SFAS No. 133) - diluted       $   0.83     $  0.78          6.41%
                                                                                             ==========   =========    ==========
      Weighted average shares outstanding - diluted                                             104,160      81,381         27.99%
                                                                                             ==========   =========    ==========



                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS



                                           For the Three Months Ended March 31, 2001    For the Three Months Ended March 31, 2000
                                           -----------------------------------------    -----------------------------------------

                                                     Income       Shares   Per Share   Income       Shares         Per Share
                                                   (Numerator) (Denominator)  Amount (Numerator) (Denominator)       Amount
                                                   ----------- -------------  ------ ----------- -------------      --------
Basic Funds from Operations before derivative
 losses, net (SFAS No. 133)                           $ 98,730       110,556  $ 0.89    $ 73,946        91,948      $   0.80
Effect of Dilutive Securities
   Convertible Preferred Units                           6,578        11,011   (0.02)      6,607        10,376         (0.01)
   Convertible Preferred Stock                           1,643         2,625   (0.01)      1,643         2,625             -
   Stock Options and other                                   -         1,837   (0.01)          -           438         (0.01)
                                                   ----------- -------------  ------ ----------- -------------      --------
Dilutive Funds from Operations before derivative
  losses, net (SFAS No. 133)                          $106,951       126,029  $ 0.85    $ 82,196       105,387      $   0.78
                                                   =========== =============  ====== =========== =============      ========
Company's share of Diluted Funds from Operations
   before derivative losses, net (SFAS No. 133) (3)   $ 88,379       104,160  $ 0.85 $    63,473        81,381      $   0.78
                                                   =========== =============  ====== =========== =============      ========


(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,260 and $259, less corporate related depreciation of $443 and $438, for the three months ended March 31, 2001 and 2000, respectively.

(2) Based on weighted average shares for the quarter. Company's share for the quarter ended March 31, 2001 and 2000 was 80.22% and 73.89%, respectively.

(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended March 31, 2001 and 2000 was 82.65% and 77.22%, respectively.

                            Boston Properties, Inc.
                              First Quarter 2001

                                FINANCIAL RATIOS

                                                                                   Three months ended
                                                                                     March 31, 2001
                                                                                  --------------------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

OPERATIONAL RATIOS (1)
    Debt Service Coverage Ratio                                                                   2.79
      (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest + Principal)
    Interest Coverage Ratio                                                                       3.26
      (EBITDA + Income from Unconsolidated Joint Venture)/Interest
    Return on Shareholder's Equity                                                               15.99%
      (EBITDA/Average Equity (book value)) (%)
    Return on Real Estate Investments                                                            10.95%
      (EBITDA/Average Real Estate Investments (book value)) (%)
    Dividend Payout Ratio                                                                        62.46%
      (Dividends Declared/FFO) (%)

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

                            Boston Properties, Inc.
                              First Quarter 2001

                                CAPITAL STRUCTURE


                                      Debt
                                 (in thousands)

                                                                                      Aggregate Principal
                                                                                         March 31, 2001
                                                                                         --------------
Mortgage Loans                                                                                 $3,450,347

Unsecured Line of Credit                                                                                -
                                                                                        -----------------

Total Debt                                                                                     $3,450,347
                                                                                        =================


                                     Equity
                                 (in thousands)

                                                                     Common
                                             Shares & Units           Stock                 $ Value
                                              Outstanding          Equivalents           Equivalent (1)
                                              -----------          -----------           --------------
Common Stock                                       89,701                  89,701              $3,449,003
Preferred Stock                                     2,000                   2,625                 100,931
Operating Partnership Units                        20,903                  20,903                 803,720
Preferred Operating Partnership Units               9,346                  11,011                 423,373
                                                                  ---------------       -----------------
Total Equity                                                              124,240              $4,777,028
                                                                  ===============       =================
Total Market Capitalization                                                                    $8,227,375
                                                                                        =================

(1)  Value based on March 31, 2001 closing price of $38.45.

                            Boston Properties, Inc.
                              First Quarter 2001

                                 DEBT ANALYSIS

                    Debt Maturities and Principal Payments
                                (in thousands)


 Year             2001 (1)          2002             2003            2004            2005        Thereafter         Total
 ----             --------          ----             ----            ----            ----        ----------         -----

Amount           $  144,117      $  330,269      $  477,456      $  153,137      $  269,374      $2,075,994      $3,450,347


(1)  Represents the period from April 1, 2001 through December 31, 2001.

                  Unsecured Line of Credit - Due March 31, 2003
                                 (in thousands)



                         Outstanding         Letters of          Remaining
      Facility           @3/31/2001            Credit            Capacity
      --------           -----------         ----------          ---------

     $ 605,000           $     -                9,892            $ 595,108



                       Unsecured and Secured Debt Analysis


                                          Weighted         Weighted Average
                       % of Debt        Average Rate          Maturity
                       ---------        ------------       ----------------

 Unsecured Debt             0.00%       Libor + 1.15%             2.0 years
 Secured Debt             100.00%               7.26%             5.9 years
                       ---------        ------------       ----------------
 Total Debt               100.00%               7.26%             5.9 years
                       =========        ============       ================

                     Floating and Fixed Rate Debt Analysis


                                          Weighted         Weighted Average
                       % of Debt        Average Rate          Maturity
                       ---------        ------------       ----------------

 Floating Rate Debt        13.01%               6.97%             1.9 years
 Fixed Rate Debt           86.99%               7.30%             6.5 years
                       ---------        ------------       ----------------
 Total Debt               100.00%               7.26%             5.9 years
                       =========        ============       ================

                            Boston Properties, Inc.
                              First Quarter 2001

                                 DEBT ANALYSIS

                     Debt Maturities and Principal Payments
                                 (in thousands)

                     Property                      2001 (1)     2002         2003       2004         2005      Thereafter   Total
------------------------------------------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------
Embarcadero Center One, Two and Federal Reserve    $  2,975   $  4,207    $  4,498     $  4,809    $  5,141     $290,286   $311,916
Prudential Center                                     2,767      4,020       4,299        4,591       4,919      270,312    290,908
280 Park Avenue                                       1,817      2,592       2,797        3,019       3,256      256,128    269,609
599 Lexington Avenue                                      -          -           -            -     225,000            -    225,000
5 Times Square                                            -          -     210,389            -           -            -    210,389
Embarcadero Center Four                               2,152      3,098       3,315        3,544       3,797      137,898    153,804
875 Third Avenue                                      1,911    148,618           -            -           -            -    150,529
Embarcadero Center Three                              1,464      2,069       2,206        2,351       2,506      135,240    145,836
Two Independence Square                                 712      1,500     113,844            -           -            -    116,056
Riverfront Plaza                                      1,813      2,560       2,735        2,921       3,120      101,914    115,063
Democracy Center                                      1,074      1,703       1,828        1,961       2,103       98,534    107,203
Embarcadero Center West Tower                           960      1,358       1,449        1,546       1,649       90,313     97,275
111 Huntington Avenue                                     -     96,484           -            -           -            -     96,484
100 East Pratt Street                                   705      1,175       1,257        1,344       1,442       85,534     91,457
601 and 651 Gateway Boulevard                           533        765         832          905         984       85,699     89,718
One Independence Square                              73,986          -           -            -           -            -     73,986
Reservoir Place                                       1,566      2,684       2,875        3,079       3,298       59,885     73,387
One & Two Reston Overlook                               537        764         823       65,894           -            -     68,018
2300 N Street                                             -          -      66,000            -           -            -     66,000
202, 206 & 214 Carnegie Center                          352        564         611          663         719       59,840     62,749
New Dominion Technology Park, Building 1                  -         61         102           91         654       56,702     57,610
Capital Gallery                                         831      1,191       1,293        1,404       1,524       50,652     56,895
504, 506 & 508 Carnegie Center                          627        909         979        1,053       1,135       43,390     48,093
10 and 20 Burlington Mall Road                       37,000          -           -            -           -            -     37,000
10 Cambridge Center                                     324        518         563          611         663       32,909     35,588
1301 New York Avenue                                    797      1,129       1,403        1,314       1,418       26,400     32,461

   (1)  Represents the period from April 1, 2001 through December 31, 2001.

                            Boston Properties, Inc.
                              First Quarter 2001

                                  DEBT ANALYSIS

               Debt Maturities and Principal Payments (continued)
                                 (in thousands)


        Property                              2001 (1)     2002        2003        2004         2005      Thereafter     Total
----------------------------------------  ------------ ------------ ----------- ----------- ------------- ----------- ----------

Eight Cambridge Center                             334          477         515         557          601      25,820      28,304
Sumner Square                                        -            -           -      28,899            -           -      28,899
510 Carnegie Center                                351          508         547         588          635      24,902      27,531
Lockheed Martin Building                           387          601         641         686          731      23,108      26,154
Orbital Sciences - Phase 1                           -       25,761           -           -            -           -      25,761
University Place                                   433          615         659         706          756      21,944      25,113
Reston Corporate Center                            375          537         574         612          654      21,928      24,680
191 Spring Street                                  260          374         407         443          482      20,747      22,713
2600 Tower Oaks Boulevard                            -       21,689           -           -            -           -      21,689
Bedford Business Park                              408          587         639         695          756      18,501      21,586
NIMA Building                                      325          465         497         530          566      19,000      21,383
Quorum Office Park                                   -            -      17,938           -            -           -      17,938
Waltham Weston Corporate Center                      -            -           -      17,519            -           -      17,519
Orbital Sciences - Phase 2                           -            -      12,474           -            -           -      12,474
Andover Office Park, Building One                    -            -      11,328           -            -           -      11,328
101 Carnegie Center                                226          322         348         378          408       6,593       8,275
Montvale Center                                    103          147         160         175          190       6,757       7,532
302 Carnegie Center                                  -            -       6,399           -            -           -       6,399
Newport Office Park                              5,845            -           -           -            -           -       5,845
Hilltop Business Center                            137          176         188         201          216       4,793       5,711
201 Carnegie Center                                 30           41          44          48           51         265         479
                                          ------------ ------------ ----------- ----------- ------------- ----------- ----------
                                            $  144,117   $  330,269  $  477,456  $  153,137   $  269,374  $2,075,994  $3,450,347
                                          ============ ============ =========== =========== ============= =========== ==========

   (1)  Represents the period from April 1, 2001 through December 31, 2001.

                            Boston Properties, Inc.
                              First Quarter 2001

                                 JOINT VENTURES
                          (unaudited and in thousands)
                              as of March 31, 2001


                                             One         Market                     140          265                      901
                                           Freedom       Square   Metropolitan    Kendrick     Franklin    Discovery    New York
                                            Square       North       Square        Street       Street     Square (2)   Avenue (2)
                                           --------     --------  ------------    --------     --------    ----------   ----------
Total Equity (1)                           $  1,412     $ 13,432     $ 31,842     $  6,023     $ 10,636     $  6,158     $ 11,482
                                           ========     ========     ========     ========     ========     ========     ========

Mortgage/Construction loans payable (1)    $ 19,263     $ 50,000     $ 70,928     $ 13,467     $ 23,800     $  8,434     $      -
                                           ========     ========     ========     ========     ========     ========     ========

BXP's ownership percentage                    25.00%       50.00%       51.00%       25.00%       35.00%       50.00%       25.00%
                                           ========     ========     ========     ========     ========     ========     ========

                                             Two
                                           Freedom
                                          Square (2)    Combined
                                          ----------    --------
Total Equity (1)                           $ 11,471     $ 92,456
                                           ========     ========

Mortgage/Construction loans payable (1)    $    -       $185,892
                                           ========     ========

BXP's ownership percentage                    50.00%
                                           ========


           Results of Operations for the Unconsolidated Joint Ventures for the three months ended March 31, 2001


                                      One         Market                     140           265                            901
                                    Freedom       Square    Metropolitan   Kendrick     Franklin        Discovery       New York
                                    Square        North        Square       Street       Street         Square (2)     Avenue (2)
                                   --------      -------    ------------   --------     --------        ----------     ----------

      REVENUE

Total revenue                       $ 3,778      $ 4,602      $ 6,445      $ 2,596      $ 3,057         $    -         $    -
                                    -------      -------      -------      -------      -------         ---------      ---------
EXPENSES

Operating                               977        1,432        1,727          521        1,105              -              -
Interest                              1,500        1,923        2,912          859        1,345              -              -
Depreciation and amortization           701          626        1,035          283          494              -              -
                                    -------      -------      -------      -------      -------         ---------      ---------

Total expenses                        3,178        3,981        5,674        1,663        2,944              -              -
                                    -------      -------      -------      -------      -------         ---------      ---------

Net income                          $   600      $   621      $   771      $   933      $   113         $    -         $    -
                                    =======      =======      =======      =======      =======         =========      =========

BXP's ownership percentage            25.00%       50.00%       51.00%       25.00%       35.00%            50.00%         25.00%
                                    =======      =======      =======      =======      =======         =========      =========
BXP's share of net income           $   150      $   311      $   393      $   233      $    40         $    -         $    -
                                    =======      =======      =======      =======      =======         =========      =========


                                       Two
                                     Freedom
                                    Square (2)     Combined
                                    ----------   -----------

Total revenue                       $     -      $20,478 (3)
                                    ----------   -------

EXPENSES
Operating                                 -        5,762
Interest                                  -        8,539
Depreciation and amortization             -        3,139
                                    ----------   -------

Total expenses                            -       17,440
                                    ----------   -------

Net income                          $     -      $ 3,038
                                    ==========   =======
BXP's ownership percentage             50.00%
                                    ==========
BXP's share of net income           $     -      $ 1,127
                                    ==========   =======


(1)  Represents the Company's share.
(2)  Property is currently under development.
(3) The impact of the straight-line rent adjustment increased revenue by $1,308 for the three months ended March 31, 2001.

                            Boston Properties, Inc.
                              First Quarter 2001

                       PORTFOLIO OVERVIEW-SQUARE FOOTAGE

 Rentable Square Feet of In-Service Properties by Location and Type of Property


      Geographic Area              Office (1)   Office/Technical    Industrial         Total        % of Total
      ---------------              ----------   ----------------    ----------     ------------     ----------

Greater Boston                     6,130,468 (2)        545,206        169,273        6,844,947          25.54%
Greater Washington                 6,314,319 (3)      1,142,329        183,945        7,640,593          28.51%
Greater San Francisco              4,462,882            144,366        280,213        4,887,461          18.24%
Midtown Manhattan                  2,853,245                  -              -        2,853,245          10.65%
Princeton/East Brunswick, NJ       2,337,255                  -              -        2,337,255           8.72%
Baltimore, MD                      1,174,629                  -              -        1,174,629           4.38%
Richmond, VA                         900,637                  -              -          900,637           3.36%
Bucks County, PA                           -                  -        161,000          161,000           0.60%
                                 -----------    ----------------    ----------     ------------     ----------
                                  24,173,435          1,831,901        794,431       26,799,767         100.00%
                                 ===========    ================    ==========     ============     ==========
% of Total                            90.20%              6.84%          2.96%          100.00%


                               Hotel Properties


                                                  Number of            Square
Hotel Properties                                      Rooms             Feet
----------------                                  ---------           ------

  Long Wharf Marriott, Boston, MA                       402           420,000
  Cambridge Center Marriott, Cambridge, MA              431           330,400
  Residence Inn by Marriott, Cambridge, MA              221           187,474
                                                  ---------           -------
Total Hotel Properties                                1,054           937,874
                                                  =========           =======


                               Structured Parking


                                                  Number of            Square
                                                      Rooms             Feet
                                                  ---------         ---------

Total Structured Parking                             17,179         6,017,423
                                                  =========         =========


(1)  Includes retail square footage of approximately 1,000,000.
(2) Includes 325,699 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.
(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 584,682 square feet at Metropolitan Square which is 51% owned by Boston Properties, and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

                            Boston Properties, Inc.
                              First Quarter 2001

                             Property Listing
                           as of March 31, 2001



                                                                                                                        Annualized
                                                                                                                           Revenue
                                                                             Number of                                         Per
                                                    Sub Market               Buildings     Square Feet    Occupied %   Occupied SF
                                                    ----------               ----------    -----------    ----------   -----------
Greater Boston
Office
      The Prudential Center                 CBD Boston MA                         3         2,149,427          99.5%       $ 35.05
      265 Franklin Street (35% ownership)   CBD Boston MA                         1           325,699         100.0%         39.76
      One Cambridge Center                  East Cambridge MA                     1           215,385         100.0%         38.42
      Three Cambridge Center                East Cambridge MA                     1           107,484         100.0%         26.85
      Eight Cambridge Center                East Cambridge MA                     1           177,226         100.0%         29.77
      Ten Cambridge Center                  East Cambridge MA                     1           152,664         100.0%         31.56
      Eleven Cambridge Center               East Cambridge MA                     1            79,616         100.0%         39.64
      University Place                      Mid-Cambridge MA                      1           195,282         100.0%         32.33
      Reservoir Place                       Route 128 Mass Turnpike MA            1           529,991          95.1%         32.60
      204 Second Avenue                     Route 128 Mass Turnpike MA            1            40,974         100.0%         26.50
      140 Kendrick Street (25% ownership)   Route 128 Mass Turnpike MA            3           380,987         100.0%         29.63
      170 Tracer Lane                       Route 128 Mass Turnpike MA            1            73,203         100.0%         38.31
      Waltham Office Center                 Route 128 Mass Turnpike MA            3           131,479          98.2%         29.18
      195 West Street                       Route 128 Mass Turnpike MA            1            63,500         100.0%         26.84
      200 West Street                       Route 128 Mass Turnpike MA            1           248,341          98.0%         31.52
      10 & 20 Burlington Mall Road          Route 128 Northwest MA                2           156,416          89.6%         29.69
      Bedford Business Park                 Route 128 Northwest MA                1            90,000         100.0%         21.10
      32 Hartwell Avenue                    Route 128 Northwest MA                1            69,154         100.0%         16.13
      91 Hartwell Avenue                    Route 128 Northwest MA                1           122,135         100.0%         31.61
      92 Hayden Avenue                      Route 128 Northwest MA                1            31,100         100.0%         35.71
      100 Hayden Avenue                     Route 128 Northwest MA                1            55,924         100.0%         31.70
      33 Hayden Avenue                      Route 128 Northwest MA                1            79,564         100.0%         24.59
      Lexington Office Park                 Route 128 Northwest MA                2           167,293         100.0%         29.53
      191 Spring Street                     Route 128 Northwest MA                1           162,700         100.0%         28.33
      181 Spring Street                     Route 128 Northwest MA                1            53,595         100.0%         34.82
      201 Spring Street                     Route 128 Northwest MA                1           102,500         100.0%         31.63
      Newport Office Park                   Route 128 South MA                    1           168,829         100.0%         23.55
                                                                             ----------    -----------    ----------   ------------
                                                                                  35        6,130,468          99.0%       $ 32.60
                                                                             ----------    -----------    ----------   ------------
Office/Technical
      Fourteen Cambridge Center             East Cambridge MA                     1            67,362         100.0%         19.32
      Bedford Business Park                 Route 128 Northwest MA                2           383,704         100.0%         13.73
      17 Hartwell Avenue                    Route 128 Northwest MA                1            30,000         100.0%         10.00
      164 Lexington Road                    Route 128 Northwest MA                1            64,140         100.0%          9.26
                                                                             ----------    -----------    ----------   ------------
                                                                                  5           545,206         100.0%       $ 13.69
                                                                             ----------    -----------    ----------   ------------
Industrial
      40-46 Harvard Street                  Route 128 Southwest MA                1           169,273          89.8%          7.16
                                                                             ----------    -----------    ----------   ------------

                                            Total Greater Boston:                 41        6,844,947          98.8%
                                                                             ==========   ============    ==========

                                                      Boston Properties, Inc.
                                                        First Quarter 2001

                                                         Property Listing
                                                       as of March 31, 2001

                                                                                                                          Annualized
                                                                                                                             Revenue
                                                                                 Number of                                       Per
                                                                 Sub Market      Buildings   Square Feet    Occupied %   Occupied SF
                                                                 ----------      ---------   -----------    ----------   -----------
Greater Washington, DC
Office
      2300 N Street                                    West End Washington DC        1           276,930        100.0%     $ 49.31
      One Independence Square                          Southwest Washington DC       1           337,794        100.0%       40.00
      Two Independence Square                          Southwest Washington DC       1           579,665        100.0%       37.48
      Capital Gallery                                  Southwest Washington DC       1           396,894        100.0%       34.71
      500 E Street, N. W.                              Southwest Washington DC       1           242,769        100.0%       31.54
      Metropolitan Square (51% ownership)              East End Washington DC        1           584,682         99.7%       36.23
      1301 New York Avenue                             East End Washington DC        1           188,358        100.0%       29.98
      Market Square North (50% ownership)              East End Washington DC        1           401,279        100.0%       40.07
      Sumner Square                                    CBD Washington DC             1           209,507         97.7%       32.10
      Decoverly Two                                    Montgomery County MD          1            77,747        100.0%       22.55
      Decoverly Three                                  Montgomery County MD          1            77,040        100.0%       22.59
      Democracy Center                                 Montgomery County MD          3           680,475         93.7%       27.75
      Montvale Center                                  Montgomery County MD          1           120,815        100.0%       21.61
      Orbital Sciences, Buildings One and Three        Loudoun County                2           174,832        100.0%       23.09
      The Arboretum                                    Fairfax County VA             1            95,584        100.0%       25.54
      One Freedom Square (25% ownership)               Fairfax County VA             1           410,308         98.1%       32.66
      One Reston Overlook                              Fairfax County VA             1           312,685        100.0%       21.55
      Two Reston Overlook                              Fairfax County VA             1           131,594        100.0%       32.05
      New Dominion Technology Park                     Fairfax County VA             1           235,201        100.0%       26.70
      Reston Corporate Center                          Fairfax County VA             2           261,046        100.0%       31.09
      Lockheed Martin Building                         Fairfax County VA             1           255,244        100.0%       41.67
      NIMA Building                                    Fairfax County VA             1           263,870        100.0%       45.57
                                                                                 -------------------------------------------------
                                                                                     26        6,314,319         99.1%     $ 33.75
                                                                                 -------------------------------------------------
Office/Technical
      Fullerton Square                                 Fairfax County VA             2           178,294         87.0%       11.78
      Sugarland Business Park, Building One            Fairfax County VA             1            52,797        100.0%       21.58
      Sugarland Business Park, Building Two            Fairfax County VA             1            59,215        100.0%       21.32
      7435 Boston Boulevard                            Fairfax County VA             1           103,557        100.0%       13.89
      7451 Boston Boulevard                            Fairfax County VA             1            47,001        100.0%       15.29
      7450 Boston Boulevard                            Fairfax County VA             1            60,827        100.0%       16.99
      7374 Boston Boulevard                            Fairfax County VA             1            57,321        100.0%       10.57
      8000 Grainger Court                              Fairfax County VA             1            90,465        100.0%       11.34
      7500 Boston Boulevard                            Fairfax County VA             1            79,971        100.0%       10.20
      7501 Boston Boulevard                            Fairfax County VA             1            75,756        100.0%       23.47
      7601 Boston Boulevard                            Fairfax County VA             1           103,750        100.0%       14.29
      7600 Boston Boulevard                            Fairfax County VA             1            69,832        100.0%       14.60
      7375 Boston Boulevard                            Fairfax County VA             1            28,780         87.8%       16.81
      8000 Corporate Court                             Fairfax County VA             1            52,539        100.0%        9.27
      7700 Boston Boulevard                            Fairfax County VA             1            82,224        100.0%       23.39
                                                                                 -------------------------------------------------
                                                                                     16        1,142,329         97.7%     $ 15.22
                                                                                 -------------------------------------------------
Industrial
      6201 Columbia Park Road                          Prince Georges County MD      1           100,337         81.9%        4.92
      2000 South Club Drive                            Prince Georges County MD      1            83,608        100.0%        8.98
                                                                                 -------------------------------------------------
                                                                                     2           183,945         90.1%      $ 6.97
                                                                                 -------------------------------------------------
                                                                                 -------------------------------------
                            Total Greater Washington:                                44        7,640,593         98.7%
                                                                                 =====================================

                                                      Boston Properties, Inc.
                                                        First Quarter 2001

                                                         Property Listing
                                                       as of March 31, 2001

                                                                                                                        Annualized
                                                                                                                           Revenue
                                                                            Number of                                          Per
                                                    Sub Market              Buildings     Square Feet    Occupied %    Occupied SF
                                                    ----------              ---------     -----------    ----------    -----------
Midtown Manhattan
Office
       599 Lexington Avenue              Park Avenue NY                         1          1,000,497       100.0%          $ 60.89
       280 Park Avenue                   Park Avenue NY                         1          1,161,972        99.3%            46.74
       875 Third Avenue                  East Side NY                           1            690,776        99.6%            48.85
                                                                             ------------------------------------------------------
                                      Total Midtown Manhattan:                  3          2,853,245        99.6%          $ 52.23
                                                                             ------------------------------------------------------
Princeton/East Brunswick, NJ
Office
       101 Carnegie Center               Princeton NJ                           1            124,049       100.0%            25.92
       104 Carnegie Center               Princeton NJ                           1            102,923       100.0%            30.04
       105 Carnegie Center               Princeton NJ                           1             69,648       100.0%            28.19
       201 Carnegie Center               Princeton NJ                           -              6,500       100.0%            21.79
       202 Carnegie Center               Princeton NJ                           1            128,705       100.0%            28.88
       210 Carnegie Center               Princeton NJ                           1            161,112       100.0%            29.24
       211 Carnegie Center               Princeton NJ                           1             47,025       100.0%            24.09
       212 Carnegie Center               Princeton NJ                           1            148,596        98.1%            25.43
       214 Carnegie Center               Princeton NJ                           1            152,214       100.0%            28.35
       206 Carnegie Center               Princeton NJ                           1            161,763       100.0%            27.51
       302 Carnegie Center               Princeton NJ                           1             65,165        70.8%            32.77
       502 Carnegie Center               Princeton NJ                           1            116,374       100.0%            27.99
       510 Carnegie Center               Princeton NJ                           1            234,160       100.0%            25.82
       504 Carnegie Center               Princeton NJ                           1            121,990       100.0%            24.14
       506 Carnegie Center               Princeton NJ                           1            150,888       100.0%            26.49
       508 Carnegie Center               Princeton NJ                           1            131,085       100.0%            26.74
       One Tower Center                  East Brunswick NJ                      1            415,058        96.5%            31.34
                                                                             ------------------------------------------------------
                                      Total Princeton/East Brunswick, NJ       16          2,337,255        98.4%          $ 27.93
                                                                             ------------------------------------------------------

Greater San Francisco
Office
       Embarcadero Center One            CBD San Francisco CA                   1            821,071        96.7%            39.15
       Embarcadero Center Two            CBD San Francisco CA                   1            779,172        91.4%            43.29
       Embarcadero Center Three          CBD San Francisco CA                   1            770,703        98.4%            38.95
       Embarcadero Center Four           CBD San Francisco CA                   1            960,794        99.1%            42.32
       Federal Reserve                   CBD San Francisco CA                   1            149,592        99.2%            46.24
       West Tower                        CBD San Francisco CA                   1            475,120        98.5%            47.06
       The Gateway                       South San Francisco CA                 2            506,430        97.0%            36.13
                                                                             ------------------------------------------------------
                                                                                8          4,462,882        96.9%          $ 41.25
                                                                             ------------------------------------------------------
Office/Technical
                                                                             ------------------------------------------------------
       Hilltop Office Center             South San Francisco CA                 9            144,366       100.0%          $ 14.12
                                                                             ------------------------------------------------------
Industrial
       560 Forbes Blvd                   South San Francisco CA                 1             40,000       100.0%             9.95
       430 Rozzi Place                   South San Francisco CA                 1             20,000       100.0%            11.10
       2391 West Winton                  Hayward CA                             1            220,213        72.8%             4.72
                                                                             ------------------------------------------------------
                                                                                3            280,213        78.6%           $ 6.25
                                                                             ------------------------------------------------------

                                         Total Greater San Francisco:          20          4,887,461        95.9%
                                                                             ====================================

                                                      Boston Properties, Inc.
                                                        First Quarter 2001

                                                         Property Listing
                                                       as of March 31, 2001

                                                                                                                      Annualized
                                                                                                                         Revenue
                                                                      Number of                                              Per
                                               Sub Market             Buildings      Square Feet      Occupied %     Occupied SF
                                               ----------             ---------      -----------      ----------     -----------
Baltimore, MD
Office
        Candler Building          Baltimore MD                            1              539,306         98.9%         $ 17.56
        100 East Pratt Street     Baltimore MD                            1              635,323        100.0%           29.76
                                                                       --------------------------------------------------------
                                  Total Baltimore, MD:                    2            1,174,629         99.5%         $ 24.19
                                                                       --------------------------------------------------------

Richmond, VA
Office
        Riverfront Plaza          Richmond VA                             1              900,637         99.6%         $ 22.77
                                                                       --------------------------------------------------------
Bucks County, PA
Industrial
        38 Cabot Boulevard        Bucks County PA                         1              161,000        100.0%          $ 4.49
                                                                       --------------------------------------------------------
                                      Total In-Service Properties:      128          26,799,767         98.4%
                                                                       ======================================

                            Boston Properties, Inc.
                              First Quarter 2001

                      TOP 20 TENANTS BY SQUARE FEET LEASED



                  Tenant                          Sq. Ft.        % of Portfolio
      ----------------------------------------   -----------     --------------
 1    U.S. Government                              2,233,293              8.33%
 2    Lockheed Martin Corporation                    716,653              2.67%
 3    Gillette Company                               488,177              1.82%
 4    Washington Group International                 473,429              1.77%
 5    Shearman & Sterling                            435,496              1.62%
 6    Parametric Technology Corp.                    380,987              1.42%
 7    Marsh & McLennan, Inc.                         348,137              1.30%
 8    Hunton & Williams                              322,829              1.20%
 9    TRW, Inc.                                      317,921              1.19%
10    First Union                                    311,695              1.16%
11    Debevoise & Plimpton                           307,125              1.15%
12    T. Rowe Price Associates, Inc.                 304,129              1.13%
13    Accenture                                      265,622              0.99%
14    Parexel International LLC                      265,050              0.99%
15    Credit Suisse First Boston Group               260,363              0.97%
16    Covance, Inc.                                  258,831              0.97%
17    Deutsche Bank                                  243,722              0.91%
18    John Hancock Advisors                          233,516              0.87%
19    Biogen, Incorporated                           220,026              0.82%
20    Orrick, Herrington & Sutcliffe                 210,885              0.79%



                    Major Signed Deals for Future Development


                    Tenant                         Sq. Ft.
      -------------------------------------     ------------
      Ernst & Young, LLP                           1,062,203
      Arthur Andersen                                620,947
      Tellabs Operations, Inc.                       259,918
      Palmer & Dodge                                 204,412

                            Boston Properties, Inc.
                              First Quarter 2001

                            PORTFOLIO OVERVIEW - FFO


 Percentage of Property Funds from Operations (1) for In-Service Properties by
      Location and Type of Property for the Quarter Ended March 31, 2001

                                                   Office/
      Geographic Area                Office (2)   Technical   Industrial   Hotel     Total
      ---------------                ----------   ---------   ----------   -----     -----
Greater Boston                          19.0%        0.8%        0.2%       3.5%     23.5%
Greater Washington                      20.6%        2.3%        0.1%        n/a     23.0%
Greater San Francisco                   23.4%        0.3%        0.2%        n/a     23.9%
Midtown Manhattan                       16.0%         n/a         n/a        n/a     16.0%
Baltimore, MD                            3.6%         n/a         n/a        n/a      3.6%
Richmond, VA                             2.9%         n/a         n/a        n/a      2.9%
Princeton/East Brunswick, NJ             7.1%         n/a         n/a        n/a      7.1%
Bucks County, PA                          n/a         n/a        0.1%        n/a      0.1%
                                       ------      ------      ------     ------   -------
Total                                   92.6%        3.4%        0.6%       3.5%    100.0%
                                       ======      ======      ======     ======   =======

(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

(2)  Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                            Boston Properties, Inc.
                              First Quarter 2001

                              OCCUPANCY ANALYSIS

                      Same Property Occupancy - By Location


   Location                          31-Mar-01        31-Mar-00
   --------                          ---------        ---------
   Greater Boston                         98.7%            99.0%
   Greater Washington                     98.4%            96.5%
   Midtown Manhattan                      99.6%           100.0%
   Baltimore, MD                          99.5%            99.3%
   Princeton/East Brunswick, NJ           99.1%            99.7%
   Richmond, VA                           99.6%            99.7%
   Greater San Francisco                  95.9%            99.0%
   Bucks County, PA                      100.0%           100.0%
                                     ----------       ----------
      Total Portfolio                     98.3%            98.6%
                                     ==========       ==========

                      Same Property - By Type of Property


                                     31-Mar-01        31-Mar-00
                                     ---------        ---------
   Total Office Portfolio                 98.6%            99.1%
   Total Office/Technical Portfolio       98.5%            93.5%
   Total Industrial Portfolio             88.0%            95.4%
                                     ----------       ----------
   Total Portfolio                        98.3%            98.6%
                                     ==========       ==========

                            Boston Properties, Inc.
                              First Quarter 2001


                          IN-SERVICE OFFICE PROPERTIES

                                Lease Expirations

                                                                                     Annualized
                           Rentable Square            Current Annualized           Revenues Under
        Year of Lease     Footage Subject to            Revenues Under             Expiring Leases         Percentage of Total
        Expiration         Expiring Leases             Expiring Leases            with future step-ups    Square Feet Expiring
        ----------         ---------------             ---------------            --------------------    --------------------
           2001                         991,915              $ 32,000,307                $ 32,723,568                     4.14%
           2002                       1,548,757                62,674,407                  63,591,796                     6.47%
           2003                       1,851,106                65,745,479                  66,458,831                     7.73%
           2004                       2,514,618                92,467,414                  94,533,027                    10.51%
           2005                       2,515,976                88,559,807                  93,605,877                    10.51%
           2006                       3,306,589               115,030,681                 127,530,318                    13.82%
           2007                       1,584,041                60,366,121                  63,520,476                     6.62%
           2008                         924,420                32,317,478                  31,659,298                     3.86%
           2009                       1,999,576                66,034,469                  75,392,267                     8.36%
           2010                       1,002,889                39,509,290                  48,820,322                     4.19%
        Thereafter                    5,692,691               205,897,534                 245,009,413                    23.79%


                              Occupancy By Location


                                                  31-Mar-01         31-Mar-00
                                                  ---------         ---------
          Greater Boston                              99.0%             99.2%
          Greater Washington                          99.1%             98.4%
          Midtown Manhattan                           99.6%            100.0%
          Baltimore, MD                               99.5%             99.3%
          Richmond, VA                                99.6%             99.7%
          Princeton/East Brunswick, NJ                98.4%             99.7%
          Greater San Francisco                       96.9%             98.9%
          Bucks County, PA                              n/a               n/a
                                                  ---------         ---------
             Total Office Portfolio                   98.7%             99.1%
                                                  =========         =========

                            Boston Properties, Inc.
                              First Quarter 2001

                     IN-SERVICE OFFICE/TECHNICAL PROPERTIES

                                Lease Expirations

                                                                                         Annualized
                                   Rentable Square           Current Annualized        Revenues Under
          Year of Lease           Footage Subject to            Revenues Under        Expiring Leases         Percentage of Total
           Expiration              Expiring Leases             Expiring Leases      with future step-ups     Square Feet Expiring
           ----------              ---------------             ---------------      --------------------     --------------------
              2001                                 282,662          $ 3,548,375              $ 3,855,192                    15.67%
              2002                                 312,617            4,478,565                4,524,776                    17.33%
              2003                                 113,307            1,551,823                1,600,615                     6.28%
              2004                                  85,559            1,287,208                1,394,403                     4.74%
              2005                                 162,809            2,085,318                2,298,621                     9.03%
              2006                                 233,102            2,977,194                3,151,721                    12.92%
              2007                                 157,895            2,812,748                3,052,905                     8.75%
              2008                                       -                    -                        -                     0.00%
              2009                                       -                    -                        -                     0.00%
              2010                                  79,971              815,672                  815,672                     4.43%
           Thereafter                              375,713            6,748,669                7,891,176                    20.83%


                             Occupancy By Location


                                                  31-Mar-01         31-Mar-00
                                                  ---------         ---------
          Greater Boston                             100.0%            100.0%
          Greater Washington                          97.7%             91.2%
          Midtown Manhattan                             n/a               n/a
          Baltimore, MD                                 n/a               n/a
          Richmond, VA                                  n/a               n/a
          Princeton/East Brunswick, NJ                  n/a               n/a
          Greater San Francisco                      100.0%             97.6%
          Bucks County, PA                              n/a               n/a
                                                  ---------         ---------
             Total Office/Technical Portfolio         98.5%             94.0%
                                                  =========         =========

                            Boston Properties, Inc.
                              First Quarter 2001

                        IN-SERVICE INDUSTRIAL PROPERTIES

                                Lease Expirations

                                                                                     Annualized
                               Rentable Square           Current Annualized        Revenues Under
          Year of Lease      Footage Subject to            Revenues Under         Expiring Leases           Percentage of Total
            Expiration        Expiring Leases             Expiring Leases       with future step-ups       Square Feet Expiring
            ----------        ---------------             ---------------       --------------------       --------------------
               2001                          -            $             -       $                  -                       0.00%
               2002                    184,904                    939,407                    939,407                      26.45%
               2003                    147,305                  1,000,204                  1,064,256                      21.07%
               2004                    235,076                  1,388,957                  1,467,471                      33.63%
               2005                          -                          -                          -                       0.00%
               2006                     28,125                    171,413                    188,602                       4.02%
               2007                     20,000                    221,952                    258,279                       2.86%
               2008                     83,608                    750,680                    815,347                      11.96%
               2009                          -                          -                          -                          -
               2010                          -                          -                          -                          -
            Thereafter                       -                          -                          -                          -

                             Occupancy By Location

                                                  31-Mar-01         31-Mar-00
                                                  ---------         ---------
          Greater Boston                              89.8%             93.0%
          Greater Washington                          90.1%             78.2%
          Midtown Manhattan                             n/a               n/a
          Baltimore, MD                                 n/a               n/a
          Richmond, VA                                  n/a               n/a
          Princeton/East Brunswick, NJ                  n/a               n/a
          Greater San Francisco                       78.6%            100.0%
          Bucks County, PA                           100.0%            100.0%
                                                -----------       -----------
             Total Industrial Portfolio               88.0%             92.5%
                                                ===========       ===========

                            Boston Properties, Inc.
                              First Quarter 2001

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES

                               Lease Expiration

                                                                                        Annualized
                               Rentable Square             Current Annualized         Revenues Under
     Year of Lease           Footage Subject to              Revenues Under          Expiring Leases         Percentage of Total
       Expiration             Expiring Leases                Expiring Leases       with future step-ups      Square Feet Expiring
       ----------             ---------------                ---------------       --------------------      --------------------
          2001                      1,274,577                   $ 35,548,682               $ 36,578,760                      4.82%
          2002                      2,046,278                     68,092,379                 69,055,979                      7.74%
          2003                      2,111,718                     68,297,506                 69,123,702                      7.99%
          2004                      2,835,253                     95,143,579                 97,394,901                     10.73%
          2005                      2,678,785                     90,645,125                 95,904,498                     10.13%
          2006                      3,567,816                    118,179,288                130,870,641                     13.50%
          2007                      1,761,936                     63,400,821                 66,831,660                      6.67%
          2008                      1,008,028                     33,068,158                 32,474,645                      3.81%
          2009                      1,999,576                     66,034,469                 75,392,267                      7.56%
          2010                      1,082,860                     40,324,962                 49,635,994                      4.10%
       Thereafter                   6,068,404                    212,646,203                252,900,589                     22.96%


                              Occupancy By Location


                                                  31-Mar-01         31-Mar-00
                                                  ---------         ---------
          Greater Boston                              98.8%             99.0%
          Greater Washington                          98.7%             96.3%
          Midtown Manhattan                           99.6%            100.0%
          Baltimore, MD                               99.5%             99.3%
          Richmond, VA                                99.6%             99.7%
          Princeton/East Brunswick, NJ                98.4%             99.7%
          Greater San Francisco                       95.9%             99.0%
          Bucks County, PA                           100.0%            100.0%
                                                 ----------         ---------
             Total Portfolio                          98.4%             98.5%
                                                 ==========         =========

                            Boston Properties, Inc.
                              First Quarter 2001

                      IN-SERVICE GREATER BOSTON PROPERTIES

                                Lease Expirations


                                                  Greater Boston


                                                      OFFICE
                   ----------------------------------------------------------------------------
                                                                               Annualized
                     Rentable Square             Current Annualized           Revenues Under
Year of Lease      Footage Subject to              Revenues Under            Expiring Leases
 Expiration          Expiring Leases              Expiring Leases          with future step-ups
 ----------          ---------------              ---------------          --------------------
   2001                      483,284              $    15,106,006          $         15,203,654
   2002                      298,258                   11,858,990                    12,478,938
   2003                      553,624                   20,181,431                    20,266,756
   2004                      729,915                   28,876,607                    29,863,535
   2005                      982,993                   36,254,333                    37,685,108
   2006                      560,173                   18,255,428                    19,831,257
   2007                      335,266                   11,808,095                    13,723,842
   2008                       74,620                    1,878,497                     2,794,975
   2009                      943,544                   31,312,914                    36,373,027
   2010                      184,081                    6,349,388                     7,874,591
Thereafter                   901,650                   22,820,873                    26,383,980

                                                     OFFICE/TECHNICAL
                             -----------------------------------------------------------------
                                                                              Annualized
                               Rentable Square      Current Annualized      Revenues Under
                             Footage Subject to        Revenues Under       Expiring Leases
                               Expiring Leases        Expiring Leases     with future step-ups
                               ---------------        ---------------     --------------------
   2001                                      -            $         -     $                  -
   2002                                 94,140                893,619                  901,119
   2003                                 50,704                616,571                  616,571
   2004                                      -                      -                        -
   2005                                      -                      -                        -
   2006                                203,000              2,513,955                2,626,455
   2007                                 50,000                475,000                  675,000
   2008                                      -                      -                        -
   2009                                      -                      -                        -
   2010                                      -                      -                        -
Thereafter                             147,362              2,756,944                3,263,441
                                                 INDUSTRIAL
                     --------------------------------------------------------------------------

                                                                               Annualized
                     Rentable Square            Current Annualized            Revenues Under
                   Footage Subject to              Revenues Under            Expiring Leases
                     Expiring Leases              Expiring Leases          with future step-ups
                     ---------------              ---------------          --------------------
   2001                            -              $             -           $                 -
   2002                       23,904                      216,377                       216,377
   2003                      128,105                      871,372                       935,424
   2004                            -                            -                             -
   2005                            -                            -                             -
   2006                            -                            -                             -
   2007                            -                            -                             -
   2008                            -                            -                             -
   2009                            -                            -                             -
   2010                            -                            -                             -
Thereafter                         -                            -                             -

                            Boston Properties, Inc.
                              First Quarter 2001

                   IN-SERVICE GREATER WASHINGTON PROPERTIES

                               Lease Expirations


                               Greater Washington

                                                     OFFICE
                  ---------------------------------------------------------------------------
                                                                                Annualized
                      Rentable Square            Current Annualized           Revenues Under
Year of Lease        Footage Subject to            Revenues Under            Expiring Leases
 Expiration           Expiring Leases             Expiring Leases          with future step-ups
-------------        -----------------            ---------------          --------------------
   2001                       94,891              $     3,113,957          $          3,126,482
   2002                      227,328                    6,420,514                     6,573,513
   2003                      149,684                    3,837,645                     4,070,474
   2004                      506,374                   16,715,181                    17,215,547
   2005                      483,005                   16,154,208                    17,680,098
   2006                      930,939                   35,946,170                    38,816,660
   2007                      557,754                   20,073,202                    17,431,019
   2008                      371,709                   15,136,821                    11,702,897
   2009                      453,110                   14,696,292                    16,600,541
   2010                      453,055                   16,379,861                    20,097,765
Thereafter                 2,051,741                   63,781,791                    74,111,160

                                                  OFFICE/TECHNICAL
                     --------------------------------------------------------------------------
                                                                                Annualized
                      Rentable Square            Current Annualized           Revenues Under
Year of Lease        Footage Subject to            Revenues Under            Expiring Leases
 Expiration           Expiring Leases             Expiring Leases          with future step-ups
-------------        -----------------            ---------------          --------------------
   2001                      252,165              $     3,154,562          $          3,461,379
   2002                      175,991                    3,031,509                     3,061,972
   2003                       27,439                      390,347                       410,259
   2004                       83,159                    1,224,282                     1,328,597
   2005                      131,290                    1,637,401                     1,802,844
   2006                       28,102                      427,963                       486,150
   2007                      107,895                    2,337,748                     2,377,905
   2008                            -                            -                             -
   2009                            -                            -                             -
   2010                       79,971                      815,672                       815,672
Thereafter                   228,351                    3,991,725                     4,627,735

                                                    INDUSTRIAL
                   ---------------------------------------------------------------------------
                                                                                Annualized
                      Rentable Square            Current Annualized           Revenues Under
Year of Lease        Footage Subject to            Revenues Under            Expiring Leases
 Expiration           Expiring Leases             Expiring Leases          with future step-ups
-------------        -----------------            ---------------          --------------------
   2001                            -               $            -          $                  -
   2002                            -                            -                             -
   2003                       19,200                      128,832                       128,832
   2004                       34,863                      235,308                       246,571
   2005                            -                            -                             -
   2006                       28,125                      171,413                       188,602
   2007                            -                            -                             -
   2008                       83,608                      750,680                       815,347
   2009                            -                            -                             -
   2010                            -                            -                             -
Thereafter                         -                            -                             -

                            Boston Properties, Inc.
                              First Quarter 2001

                  IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                               Lease Expirations


                              Greater San Francisco

                                                 OFFICE
                  ---------------------------------------------------------------------------
                                                                              Annualized
                    Rentable Square             Current Annualized          Revenues Under
Year of Lease     Footage Subject to              Revenues Under           Expiring Leases
Expiration         Expiring Leases                Expiring Leases        with future step-ups
----------        ----------------                ---------------        --------------------
   2001                      153,440              $     6,194,332        $          6,193,506
   2002                      315,361                   11,775,534                  11,813,957
   2003                      654,211                   26,440,383                  26,749,914
   2004                      723,070                   31,478,815                  31,790,796
   2005                      350,231                   15,932,781                  17,060,009
   2006                      942,271                   36,543,062                  42,047,586
   2007                      427,504                   16,865,269                  19,836,182
   2008                      167,574                    6,819,590                   7,158,619
   2009                      267,149                   10,712,907                  11,412,295
   2010                      169,211                    9,784,554                  13,078,731
Thereafter                   196,833                    7,362,691                  16,113,687

                                                   OFFICE/TECHNICAL
                  ---------------------------------------------------------------------------
                                                                                Annualized
                     Rentable Square             Current Annualized           Revenues Under
Year of Lease      Footage Subject to              Revenues Under            Expiring Leases
Expiration           Expiring Leases              Expiring Leases         with future step-ups
----------           ---------------              ---------------         --------------------
   2001                       30,497              $       393,813         $            393,813
   2002                       42,486                      553,437                      561,685
   2003                       35,164                      544,905                      573,785
   2004                        2,400                       62,926                       65,806
   2005                       31,519                      447,917                      495,777
   2006                        2,000                       35,276                       39,116
   2007                            -                            -                            -
   2008                            -                            -                            -
   2009                            -                            -                            -
   2010                            -                            -                            -
Thereafter                         -                            -                            -

                                                     INDUSTRIAL
                  ---------------------------------------------------------------------------
                                                                               Annualized
                     Rentable Square            Current Annualized           Revenues Under
Year of Lease      Footage Subject to             Revenues Under            Expiring Leases
Expiration           Expiring Leases              Expiring Leases         with future step-ups
----------           ---------------              ---------------         --------------------
   2001                            -              $             -         $                  -
   2002                            -                            -                            -
   2003                            -                            -                            -
   2004                      200,213                    1,153,649                    1,220,900
   2005                            -                            -                            -
   2006                            -                            -                            -
   2007                       20,000                      221,952                      258,279
   2008                            -                            -                            -
   2009                            -                            -                            -
   2010                            -                            -                            -
Thereafter                         -                            -                            -

                            Boston Properties, Inc.
                              First Quarter 2001

                   IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

                                Lease Expirations


                               Midtown Manhattan

                                                    OFFICE
                 ---------------------------------------------------------------------------
                                                                                Annualized
                    Rentable Square             Current Annualized            Revenues Under
Year of Lease      Footage Subject to              Revenues Under             Expiring Leases
Expiration           Expiring Leases              Expiring Leases          with future step-ups
----------           ---------------              ---------------          --------------------
   2001                       29,453                 $  1,778,890                 $  1,778,890
   2002                      504,765                   27,821,324                   27,848,712
   2003                      190,688                    7,880,124                    7,906,044
   2004                       21,350                    1,299,861                    1,329,720
   2005                       71,839                    3,814,692                    3,962,575
   2006                       46,835                    2,231,340                    2,815,598
   2007                      142,895                    7,608,709                    8,176,560
   2008                      120,011                    5,230,138                    5,984,537
   2009                       33,727                    2,020,485                    2,231,695
   2010                       35,830                    2,210,867                    2,550,829
Thereafter                 1,659,049                   88,534,188                  101,782,155

                                                   OFFICE/TECHNICAL
                     -------------------------------------------------------------------------
                                                                               Annualized
                    Rentable Square             Current Annualized           Revenues Under
                   Footage Subject to             Revenues Under             Expiring Leases
                     Expiring Leases              Expiring Leases         with future step-ups
                     ---------------              ---------------         --------------------
   2001                            -            $               -         $                  -
   2002                            -                            -                            -
   2003                            -                            -                            -
   2004                            -                            -                            -
   2005                            -                            -                            -
   2006                            -                            -                            -
   2007                            -                            -                            -
   2008                            -                            -                            -
   2009                            -                            -                            -
   2010                            -                            -                            -
Thereafter                         -                            -                            -


                                                      INDUSTRIAL
                        ----------------------------------------------------------------------
                                                                               Annualized
                     Rentable Square            Current Annualized           Revenues Under
                   Footage Subject to              Revenues Under           Expiring Leases
                     Expiring Leases              Expiring Leases         with future step-ups
                     ---------------              ---------------         --------------------
   2001                            -             $              -         $                  -
   2002                            -                            -                            -
   2003                            -                            -                            -
   2004                            -                            -                            -
   2005                            -                            -                            -
   2006                            -                            -                            -
   2007                            -                            -                            -
   2008                            -                            -                            -
   2009                            -                            -                            -
   2010                            -                            -                            -
Thereafter                         -                            -                            -

                            Boston Properties, Inc.
                              First Quarter 2001

               IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

                                Lease Expirations


                             Princeton/East Brunswick


                                                       OFFICE
                     -------------------------------------------------------------------------
                                                                               Annualized
                     Rentable Square            Current Annualized            Revenues Under
Year of Lease      Footage Subject to              Revenues Under            Expiring Leases
Expiration           Expiring Leases              Expiring Leases          with future step-ups
----------           ---------------              ---------------          --------------------
   2001                      176,043            $       4,730,260           $        5,344,174
   2002                       23,591                      700,097                      700,097
   2003                      122,308                    3,420,052                    3,418,226
   2004                      398,056                   11,409,735                   11,465,836
   2005                      229,465                    6,527,272                    6,710,168
   2006                       75,311                    2,363,497                    2,427,902
   2007                       69,860                    2,101,212                    2,347,469
   2008                            -                            -                            -
   2009                      170,255                    5,003,167                    5,794,553
   2010                      146,050                    4,616,406                    5,045,811
Thereafter                   873,940                   23,199,206                   26,338,383


                                                  OFFICE/TECHNICAL
                     -------------------------------------------------------------------------
                                                                               Annualized
                    Rentable Square             Current Annualized           Revenues Under
Year of Lease      Footage Subject to              Revenues Under           Expiring Leases
Expiration           Expiring Leases              Expiring Leases         with future step-ups
----------           ---------------              ---------------         --------------------
   2001                            -             $              -         $                  -
   2002                            -                            -                            -
   2003                            -                            -                            -
   2004                            -                            -                            -
   2005                            -                            -                            -
   2006                            -                            -                            -
   2007                            -                            -                            -
   2008                            -                            -                            -
   2009                            -                            -                            -
   2010                            -                            -                            -
Thereafter                         -                            -                            -


                                                    INDUSTRIAL
                     -------------------------------------------------------------------------
                                                                              Annualized
                      Rentable Square            Current Annualized          Revenues Under
Year of Lease       Footage Subject to             Revenues Under            Expiring Leases
Expiration           Expiring Leases              Expiring Leases         with future step-ups
----------           ---------------              ---------------         --------------------
   2001                            -              $             -         $                  -
   2002                            -                            -                            -
   2003                            -                            -                            -
   2004                            -                            -                            -
   2005                            -                            -                            -
   2006                            -                            -                            -
   2007                            -                            -                            -
   2008                            -                            -                            -
   2009                            -                            -                            -
   2010                            -                            -                            -
Thereafter                         -                            -                            -

                            Boston Properties, Inc.
                              First Quarter 2001

                          IN-SERVICE OTHER PROPERTIES

                               Lease Expirations



       Other Properties (Richmond, VA, Baltimore, MD, Bucks County, PA)


                                                           OFFICE
                       ---------------------------------------------------------------------------
                                                                                  Annualized
                       Rentable Square            Current Annualized             Revenues Under
Year of Lease         Footage Subject to             Revenues Under              Expiring Leases
Expiration              Expiring Leases              Expiring Leases          with future step-ups
----------              ---------------              ---------------          --------------------
   2001                       54,804               $    1,076,862             $      1,076,862
   2002                      179,454                    4,097,948                    4,176,579
   2003                      180,591                    3,985,844                    4,047,417
   2004                      135,853                    2,687,215                    2,867,593
   2005                      398,443                    9,876,521                   10,507,919
   2006                      751,060                   19,691,184                   21,591,315
   2007                       50,762                    1,909,634                    2,005,404
   2008                      190,506                    3,252,432                    4,018,270
   2009                      131,791                    2,288,704                    2,980,156
   2010                       14,662                      168,214                      172,595
Thereafter                     9,478                      198,785                      280,048

                                                 OFFICE/TECHNICAL
                      -----------------------------------------------------------------------
                                                                                Annualized
                      Rentable Square           Current Annualized            Revenues Under
Year of Lease       Footage Subject to            Revenues Under              Expiring Leases
Expiration            Expiring Leases             Expiring Leases          with future step-ups
----------            ---------------             ---------------          --------------------
   2001                            -              $             -          $                 -
   2002                            -                            -                            -
   2003                            -                            -                            -
   2004                            -                            -                            -
   2005                            -                            -                            -
   2006                            -                            -                            -
   2007                            -                            -                            -
   2008                            -                            -                            -
   2009                            -                            -                            -
   2010                            -                            -                            -
Thereafter                         -                            -                            -

                                                    INDUSTRIAL
                    --------------------------------------------------------------------------
                                                                               Annualized
                     Rentable Square            Current Annualized           Revenues Under
Year of Lease      Footage Subject to              Revenues Under            Expiring Leases
Expiration           Expiring Leases              Expiring Leases         with future step-ups
----------           ---------------              ---------------         --------------------
   2001                            -             $              -          $                 -
   2002                      161,000                      723,030                      723,030
   2003                            -                            -                            -
   2004                            -                            -                            -
   2005                            -                            -                            -
   2006                            -                            -                            -
   2007                            -                            -                            -
   2008                            -                            -                            -
   2009                            -                            -                            -
   2010                            -                            -                            -
Thereafter                         -                            -                            -

                            Boston Properties, Inc.
                              First Quarter 2001


                               HOTEL PERFORMANCE


                             SAME PROPERTY HOTELS
                         Long Wharf Marriott - Boston

                             First Quarter        First Quarter        Percent
                                  2001                 2000            Change
                                  ----                 ----            ------

Occupancy                          70.8%(1)             86.8%          -18.4%

 Average Daily Rate            $  216.94            $  200.95            8.0%

 REVPAR                        $  153.59            $  174.42          -11.9%


                           Cambridge Center Marriott


                             First Quarter        First Quarter        Percent
                                  2001                 2000            Change
                                  ----                 ----            ------

Occupancy                          77.3%                81.4%           -5.0%

 Average Daily Rate            $  185.57            $  174.05            6.6%

 REVPAR                        $  143.45            $  141.68            1.2%


                           Residence Inn by Marriott


                             First Quarter        First Quarter        Percent
                                  2001                 2000            Change
                                  ----                 ----            ------

Occupancy                          86.8%                88.7%           -2.1%

 Average Daily Rate            $  150.48            $  144.00            4.5%

 REVPAR                        $  130.62            $  127.73            2.3%


                     Total Same Property Hotel Performance


                             First Quarter        First Quarter        Percent
                                  2001                 2000            Change
                                  ----                 ----            ------

Occupancy                          76.8%                85.0%           -9.6%

 Average Daily Rate            $  190.18            $  178.01            6.8%

 REVPAR                        $  144.63            $  151.24           -4.4%


(1)  Rooms renovation project underway.

                            Boston Properties, Inc.
                              First Quarter 2001

                           SAME PROPERTY PERFORMANCE


           Office, Office/Technical, Industrial and Hotel Properties


                                                    Office  Office/Technical       Industrial          Hotel              Total
                                                    ------  ----------------       ----------          -----              -----
Number of Properties                                     77                30               7               3                117
Square feet                                      21,742,030         1,831,901         794,431         937,874         25,306,236
Percent of in-service properties                      89.9%            100.0%          100.0%          100.0%              91.2%
Occupancy @ 3/31/00                                   99.1%             93.5%           95.4%              -               98.6%
Occupancy @ 3/31/01                                   98.6%             98.5%           88.0%              -               98.3%
Percent change from 1st quarter 2001
 over 1st quarter 2000
  Revenue                                              8.1%             10.3%            7.6%            1.1%               7.9%
  Expense                                              6.9%             15.3%           20.4%            9.1%               7.2%
  Net Operating Income                                 8.7%              8.9%            3.0%           -0.7%               8.3%

                  Same Property Lease Analysis - March 31, 2001

                                                                  Office    Office/Technical         Industrial              Total
                                                                  ------    ----------------         ----------              -----
Vacant space available @01/01/01 (sf)                            223,584              36,999             35,413            295,996
Square footage of leases expiring or
terminated 01/01/01-03/31/01                                     625,477              23,987             60,000            709,464
                                                              ----------          ----------          ---------         ----------
Total space for lease (sf)                                       849,061              60,986             95,413          1,005,460
                                                              ----------          ----------          ---------         ----------
New tenants (sf)                                                 301,141              14,085                  -            315,226
Renewals (sf)                                                    253,194              20,202                  -            273,396
                                                              ----------          ----------          ---------         ----------
Total space leased (sf)                                          554,335              34,287                  -            588,622
                                                              ----------          ----------          ---------         ----------
Space available @ 3/31/01 (sf)                                   294,726              26,699             95,413            416,838
                                                              ----------          ----------          ---------         ----------
Net increase (decrease) in leased space (sf)                     (71,142)             10,300            (60,000)          (120,842)
Average lease term (months)                                           64                  55                  -                 63
2nd generation TI/Comm PSF                                    $    14.50          $     3.19          $       -         $    13.84
Increase in 2nd generation net rents (1)                           47.6%               52.0%                  -              47.7%

(1) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            Boston Properties, Inc.
                              First Quarter 2001

                         All "In-Service" Properties - quarter ended March 31, 2001


                                                                  Office    Office/Technical         Industrial              Total
                                                                  ------    ----------------         ----------              -----
Vacant space available @ 01/01/01 (sf)                           251,921              36,999             35,413            324,333
Square footage of leases expiring or
 terminated 01/01/01-03/31/01                                    625,562              23,987             60,000            709,549
                                                              ----------          ----------           --------         ----------
Total space for lease (sf)                                       877,483              60,986             95,413          1,033,882
                                                              ==========          ==========           ========         ==========
New tenants (sf)                                                 310,468              14,085                  -            324,553
Renewals (sf)                                                    253,194              20,202                  -            273,396
                                                              ----------          ----------           --------         ----------
Total space leased (sf)                                          563,662              34,287                  -            597,949
                                                              ==========          ==========           ========         ==========
Space available @ 03/31/01 (sf)                                  313,821              26,699             95,413            435,933
                                                              ==========          ==========           ========         ==========
Net increase/(decrease) in leased space (sf)                     (61,900)             10,300            (60,000)          (111,600)
Average lease term (months)                                           64                  55                  -                 63
2nd generation TI/Comm PSF                                    $    14.72          $     3.19           $      -         $    14.05
Increase in 2nd generation net rents (1)                           47.6%               52.0%                  -              47.7%

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                            Boston Properties, Inc.
                              First Quarter 2001

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
                                 (in thousands)


                         Historical Capital Expenditures

                                                            1996         1997      1998         1999         2000     YTD 2001
                                                            ----         ----      ----         ----         ----     --------
Recurring capital expenditures                           $  1,083   $    1,125   $  3,543   $   11,611   $   11,201   $  2,738
                                                         ========   ==========   ========   ==========   ==========   ========
Hotel improvements, equipment upgrades                   $  3,041   $    2,625   $  3,872   $    2,346   $    5,697   $  2,281
                                                         ========   ==========   ========   ==========   ==========   ========
 and replacements

          2nd Generation Tenant Improvements and Leasing Commissions

                                                           1996         1997       1998        1999          2000     YTD 2001
                                                           ----         ----       ----        ----          ----     --------
Office
 Square feet                                              970,072    1,016,427    648,291    2,115,281    2,913,599    563,662
                                                         --------   ----------   --------   ----------   ----------   --------
 Tenant improvement and lease commissions p.s.f.         $  11.40   $    10.83   $   9.82   $    10.60   $    13.82   $  14.72
                                                         --------   ----------   --------   ----------   ----------   --------
Office/Technical
 Square feet                                              337,676      169,878    113,428      167,231      694,536     34,287
 Tenant improvement and lease commissions p.s.f.         $  10.45   $     2.22   $   3.32   $     1.94   $     2.95   $   3.19
                                                         --------   ----------   --------   ----------   ----------   --------
Industrial
 Square feet                                              128,148      258,795    320,608      163,962      209,125          -
                                                         --------   ----------   --------   ----------   ----------   --------
 Tenant improvement and lease commissions p.s.f.         $   1.71   $     0.99   $   1.13   $     0.60   $     1.38   $      -
                                                         --------   ----------   --------   ----------   ----------   --------
 Average tenant improvement and lease commission p.s.f.  $  10.31   $     8.06   $   6.57   $     9.34   $    11.16   $  14.05
                                                         ========   ==========   ========   ==========   ==========   ========

                            Boston Properties, Inc.
                              First Quarter 2001

              VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
                             as of March 31, 2001

                                 ACQUISITIONS

                                                                                     Anticipated
                                                                        Initial         Future           Total         Current
   Property                         Date Acquired     Square Feet     Investment      Investment      Investment      Occupancy
   --------                         -------------     -----------     ----------     -----------      ----------      ---------

   NO ACTIVITY
                                                      -----------     ----------     -----------      ----------      ---------
Total Value Creation Pipeline -                              -        $       -      $        -       $       -
   Acquisitions                                       ===========     ==========     ===========      ==========      =========



                                 DISPOSITIONS

                                                                                                    Net
   Property                         Date Disposed        Square Feet        Net Proceeds         Book Value           Gain
   --------                         -------------        -----------        ------------         ----------           ----
   25-33 Dartmouth Street                  Mar-01             78,045        $  6,612,676         $  811,158        $ 5,801,518

                                                         -----------        ------------         ----------        -----------
Total Dispositions                                            78,045        $  6,612,676         $  811,158        $ 5,801,518
                                                         ===========        ============         ==========        ===========

                                                      Boston Properties, Inc.
                                                        First Quarter 2001

                                        VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                                                       as of March 31, 2001

                                                                                                                          # of
Development Properties                                 Initial Occupancy   Stabilization Date        Location           Buildings
----------------------                                 -----------------   ------------------        --------           ---------
    Andover Office Park, Building 1                         Q2 2001             Q2 2002        Andover, MA                 1
    2600 Tower Oaks Boulevard                               Q2 2001             Q2 2002        Rockville, MD               1
    Orbital Sciences Phase II - Building 2                  Q3 2001             Q3 2001        Dulles, VA                  1
    Quorum Office Park                                      Q3 2001             Q4 2001        Chelmsford, MA              2
    111 Huntington Avenue - Prudential Center               Q3 2001             Q4 2002        Boston, MA                  1
    Broad Run Business Park- Building E                     Q4 2001             Q2 2002        Dulles, VA                  1
    One and Two Discovery Square (50% ownership)            Q4 2001             Q4 2002        Reston, VA                  2
    ITT Educational Services                                Q4 2001             Q4 2001        Springfield, VA             1
    5 Times Square                                          Q1 2002             Q2 2002        New York, NY                1
    Waltham Weston Corporate Center                         Q1 2002             Q1 2003        Waltham, MA                 1
    611 Gateway Boulevard                                   Q2 2002             Q3 2003        S. San Francisco, CA        1
    Two Freedom Square (50% ownership)                      Q3 2002             Q1 2003        Reston, VA                  1
    Times Square Tower                                      Q4 2003             Q2 2004        New York, NY                1
                                                                                                                       ------
Total Development Properties                                                                                              15
                                                                                                                       ======
                                                                                                     Anticipated          Current
                                                                                 Investment             Total            Percentage
Development Properties                                       Square feet          to Date             Investment           Leased
----------------------                                       -----------          -------             ----------           ------
    Andover Office Park, Building 1                              120,000         $ 12,808,622         $ 17,381,000              66%
    2600 Tower Oaks Boulevard                                    178,216           29,819,009           38,295,000              71%
    Orbital Sciences Phase II - Building 2                       160,502           18,530,811           27,618,000             100%
    Quorum Office Park                                           259,918           25,600,326           41,747,000             100%
    111 Huntington Avenue - Prudential Center                    919,229          185,249,941          290,000,000              80%
    Broad Run Business Park- Building E                          124,650            8,218,634           19,946,000               0%
    One and Two Discovery Square (50% ownership)                 362,868           15,767,760           42,587,000 (1)          49%
    ITT Educational Services                                      32,114              850,466            5,740,000             100%
    5 Times Square                                             1,099,154          318,535,081          536,115,000             100%
    Waltham Weston Corporate Center                              295,000           27,935,085           95,446,000               0%
    611 Gateway Boulevard                                        249,732           14,072,690           77,523,240               0%
    Two Freedom Square (50% ownership)                           417,113           12,011,636           49,336,000 (1)          55%
    Times Square Tower                                         1,221,058          186,857,388          653,500,000              51%
                                                           --------------     ---------------      ---------------          -------
Total Development Properties                                   5,439,554        $ 856,257,449      $ 1,895,234,240              65%
                                                           =============      ===============      ===============          =======

                                            DEVELOPMENTS PLACED-IN-SERVICE DURING 2001


                                                            Placed           Stabilization                               # of
                                                        In Service Date           Date               Location           Buildings
                                                        ---------------           ----               --------           ---------
Class A Office Building
    302 Carnegie Center                                     Q1 2001             Q1 2002        Princeton, NJ               1
    New Dominion Tech Park - Building 1                     Q1 2001             Q1 2001        Herndon, VA                 1
                                                                                                                       ------
                                                                                                                           2
                                                                                                                       ======
                                                                                 Investment              Total          Percentage
                                                         Square feet               to Date            Investment          Leased
                                                         -----------               -------            ----------          ------
Class A Office Building
    302 Carnegie Center                                        64,565            $ 10,096,980         $ 13,435,000           71%
    New Dominion Tech Park - Building 1                       235,201              46,942,592           48,770,000          100%
                                                         ------------            ------------         ------------        ------
                                                              299,766            $ 57,039,572         $ 62,205,000           94%
                                                         ============            ============         ============        ======

(1)  Represents 50% of the total anticipated project-level investment.

                            Boston Properties, Inc.
                              First Quarter 2001

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                              as of March 31, 2001

                            No. of                   Developable
Location                   Parcels       Acreage     Square Feet
--------                   -------       -------     -----------

Rockville, MD                    5          96.5       1,006,000
Dulles, VA                       2          76.6         937,000
Gaithersburg, MD                 4          27.0         850,000
San Jose, CA                     5           3.7         841,000
Reston, VA                       2           4.7         720,000
Boston, MA                       4           2.5         699,000
Washington, DC (1)               1           1.3         550,000
Marlborough, MA                  1          50.0         400,000
Herndon, VA                      2          25.2         383,000
Waltham, MA                      1           4.3         202,000
S. San Francisco, CA             1           3.0         120,799
Andover, MA                      1          10.0         110,000
Springfield, VA                  2           4.2          40,000
                            ------       -------      ----------
                                31         308.9       6,858,799
                            ======       =======      ==========


                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                              as of March 31, 2001

                            No. of                   Developable
Location                   Parcels       Acreage     Square Feet
--------                   -------       -------     -----------

Princeton, NJ (2)               14         149.9       1,900,000
Weston, MA (3)                   1          74.0         350,000
Framingham, MA (4)               1          21.5         300,000
Cambridge, MA (5)                1           2.6         165,000
                             -----        ------      ----------
                                17         248.0       2,715,000
                             =====        ======      ==========

(1)  25% interest in land through a joint venture.
(2)  $20.00/FAR plus an earnout calculation.
(3) $18.2 million (of which $9.1 million has already been paid) subject to receiving all necessary permits and approvals.
(4)  Subject to ground lease.
(5) Prior to January 23, 2002 the cost will be $25.92/SF of land area. Land area is approximately 108,000 SF.